Exhibit 99.3

The following financials summarize our consolidated results of operations for the year ended December 31, 2017 as well as the three month period ending March 31, 2018, as though the acquisition of 80% of the membership interest units of Flux Carbon LLC had occurred on December 31, 2017:

ATTIS INDUSTRIES AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2017

	Attis Industries	Flux Carbon LLC et al	Pro Forma Adjustments	Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$400,223	$--	$-	$400,223
Accounts receivable, net of allowance	861,031	--	-	861,031
Prepaid expenses	334,603	--	-	334,603
Other current assets	6,450	--	-	6,450
Current assets held for sale	8,714,497	--	-	8,714,497
Total current assets	10,316,804	--	--	10,316,804

Property, plant and equipment, at cost net of accumulated depreciation	333,499	--	-	333,499

Other assets:
Contract deposits	536,076	--	-	536,076
Other deposits	162,206	--	-	162,206
Goodwill	5,279,207	--	-	5,279,207
Capitalized software	108,767	--	-	108,767
Patents	3,141,796	--	-	3,141,796
Intangibles	--	--	17,634,854	17,634,854
Customer list, net of accumulated amortization	2,718,300	--	-	2,718,300
Note receivable – long term	--	--	10,000,000	10,000,000
Website, net of accumulated amortization	27,117	--	-	27,117
Total other assets	11,973,469	--	27,634,854	39,608,323
Total noncurrent assets held for sale	80,932,386	--	-	80,932,386
Total assets	$103,556,158	$--	$27,634,854	$131,191,012
Liabilities and Shareholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$1,777,355	$--	$-	$1,777,355
Accrued expenses	820,458	--	-	820,458
Notes payable, related parties	6,891	--	-	6,891
Deferred compensation	-	--	-	-
Derivative and other fair value liabilities	2,307,363	--	-	2,307,363
Current portion - capital leases payable	25,999	--	-	25,999
Current portion - long-term debt	8,502,387	--	-	8,502,387
Current liabilities held for sale	84,227,518	--	-	84,227,518
Total current liabilities	97,667,971	--	-	97,667,971

Long-term liabilities:
Contingent consideration liability	1,957,226	--	-	1,957,226
Deferred tax liability	14,337	--	-	14,337
Deferred rent	53,418	--	-	53,418
Long-term debt, net of current	1,977,707	--	-	1,977,707
Noncurrent liabilities held for sale	17,307,998	--	-	17,307,998
Total long-term liabilities	21,310,686	--	-	21,310,686
Total liabilities	118,978,657	--		118,978,657
			-
Preferred Series C stock redeemable, cumulative, stated value $100 per share, par value $.001, 67,361 shares authorized, 35,750 and 0 shares issued and outstanding, respectively	-	-	-	-
Preferred Series E stock, cumulative, stated value $100 per share, par value $.001, 300,000 shares authorized, 300,000 and 0 shares issued and outstanding, respectively	1,253,476	-	-	1,253,476

Shareholders’ equity (deficit):
Preferred Series A stock, par value $.001, 51 shares authorized, issued and outstanding	-	-	-	-
Preferred Series B stock, par value $.001, 71,210 shares authorized, 0 and 71,210 issued and outstanding	-	-	-	-
Preferred Series D stock, cumulative, stated value $100 per share, par value $.001, 67,361 shares authorized, 35,750 and 0 shares issued and outstanding, respectively	531,691	-	-	531,691
Common stock, par value $.025, 75,000,000 shares authorized, 14,658,979 and 1,712,471 shares issued and 6,932,744 and 14,647,749 shares outstanding, respectively	366,156	-	-	366,156
Common stock to be issued	720,147	-	-	720,147
Treasury stock, at cost, 11,500 shares	(224,250)	-	-	(224,250)
Additional paid in capital	65,532,467	2,090	28,000,000	93,532,467
Accumulated deficit	(85,061,593)	(2,090)	(365,146)	(85,426,739)
Total Attis Industries Inc.. shareholders’ deficit	(18,135,382)	-	27,634,854	9,499,471)
Noncontrolling Interest	1,459,407	-	-	1,459,407
Total shareholders’ equity (deficit)	(16,675,975)	-	27,634,854	10,958,879
Total liabilities and shareholders’ equity (deficit)	$103,556,158	$-	$27,634,854	$131,191,012

The accompanying notes are an integral part of these consolidated financial statements.

ATTIS INDUSTRIES AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Attis Industries	Flux Carbon LLC et al		Pro Forma Adjustments		Pro Forma Combined
Revenue
Services	$890,258		$-		$-	$890,258
Total revenue	890,258		-		-	890,258

Cost and expenses:
Operating	691,415		-		-	691,415
Depreciation and amortization	223,977		-		-	223,977
Impairment expense	221,146		-		-	221,146
Selling, general and administrative	13,198,096		490		-	13,198,586
Total cost and expenses	14,334,634		490		-	14,335,124
Other income (expenses):
Unrealized loss on change in fair value of derivative and other fair value liabilities	(992,115)		-		-	(992,115)
Unrealized gain from change in fair value of contingent consideration	263,458		-		-	263,458
Gain on extinguishment of debt	2,911,417		-		-	2,911,417
Gain on contingent liability	-		-		-	-
Loss on equity method investment	--		-		(365,146)	(365,146)
Interest income	7,644		-		-	7,644
Interest expense	(620,923)		-		-	(620,923)
Total other income (expenses)	1,569,481		-		(365,146)	1,204,335
Loss before income taxes	(11,874,895)		(490)		(365,146)	(12,240,531)
Provision for income taxes	(14,337)		-		-	(14,337)
Loss from continuing operations	$(11,889,232)		$(490)		$(365,146)	$(12,254,868)
Discontinued Operations, net of tax Loss from operations of discontinued operations	$(27,148,257)		$-		$-	$(27,148,257)
Consolidated Net Loss	$(39,037,489)		$(490)		$(365,146)	$(39,403,125)
Net income attributable to noncontrolling interest	$123,523		$-		$-	$123,523
Net loss available to common shareholders	$(39,161,012)		$(490)		$(365,146)	$(39,526,648)
Deemed dividend related to beneficial conversion feature and accretion of a discount on Series C Preferred Stock	$(2,115,317)		$-		$-	$(2,115,317)
Stock dividend related to Series C Preferred Stock	$(135,072)		$-		$-	$(135,072)
Deemed dividend related to issuance of Series D Preferred Stock	$(531,692)		$-		$-	$(531,692)
Stock dividend related to issuance of Series D Preferred Stock	$(106,874)		$-		$-	$(106,874)
Deemed dividend related to issuance of Series E Preferred Stock	$(1,253,476)		$-		$-	$(1,253,476)
Stock dividend related to issuance of Series E Preferred Stock	$(703,168)		$-		$-	$(703,168)
Net loss attributable to common stockholders	$(44,006,611)		$(490)		$(365,146)	$(44,372,247)

Earnings per common share (basic and diluted):
Loss from continuing operations	(1.77)					(1.77)
Loss from discontinued operations	(2.86)					(2.86)
Net loss per common share	$(4.63)	$		$		$(4.63)

Weighted average number of shares outstanding
(Basic and Diluted)	9,547,042					9,547,042

The accompanying notes are an integral part of these consolidated financial statements.

ATTIS INDUSTRIES AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS

AS OF MARCH 31, 2018

	Attis Industries	Flux Carbon LLC et al	Pro Forma Adjustments	Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$1,013,180	$--	$-	$1,013,180
Accounts receivable, net of allowance	731,085	--	-	731,085
Prepaid expenses	505,083	--	-	505,083
Other current assets	6,450	--	-	6,450
Current assets held for sale	9,513,601	--	-	9,513,601
Total current assets	11,769,399	--	--	11,769,399
Property, plant and equipment, at cost net of accumulated depreciation	3,029,066	--	-	3,029,066
Other assets:
Contract deposits	-	--	-	-
Other deposits	152,544	--	-	152,544
Goodwill	5,279,207	--	-	5,279,207
Capitalized software	97,516	--	-	97,516
Patents	4,894,470	--	-	4,894,470
Intangibles	--	17,634,854	(37,856)	17,596,998
Customer list, net of accumulated amortization	2,447,250	--	-	2,447,250
Note receivable – long term	10,000,000			10,000,000
Website, net of accumulated amortization	25,582	--	-	25,582
Total other assets	22,896,569	17,634,854	(37,856)	40,493,567
Total noncurrent assets held for sale	87,042,249	--	-	87,042,249
Total assets	$124,737,283	$17,634,854	$(37,856)	$142,334,281
Liabilities and Shareholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$2,004,208	$--	$-	$2,004,208
Accrued expenses	3,267,275	--	-	3,267,275
Notes payable, related parties	6,891	--	-	6,891
Deferred compensation	--	--	-	--
Derivative and other fair value liabilities	11,180,347	--	-	11,180,347
Current portion - capital leases payable	21,455	--	-	21,455
Current portion - long-term debt	4,820,629	--	-	4,820,629
Current liabilities held for sale	17,423,578	--	-	17,423,578
Total current liabilities	38,724,383	--	-	38,724,383
Long-term liabilities:
Contingent consideration liability	1,929,936	--	-	1,929,936
Deferred tax liability	14,337	--	-	14,337
Deferred rent	53,055	--	-	53,055
Long-term debt, net of current	8,364,660	--	-	8,364,660
Noncurrent liabilities held for sale	90,704,394	--	-	90,704,394
Total long-term liabilities	101,066,382	--	-	101,066,382
Total liabilities	139,790,765	--		139,790,765
Preferred Series E stock, cumulative, stated value $100 per share, par value $.001, 300,000 shares authorized, 300,000 and 0 shares issued and outstanding, respectively	2,676,892	-	-	2,676,892
Shareholders’ equity (deficit):
Preferred Series A stock, par value $.001, 51 shares authorized, issued and outstanding	-	-	-	-
Preferred Series B stock, par value $.001, 71,210 shares authorized, 0 and 71,210 issued and outstanding	-	-	-	-
Preferred Series D stock, cumulative, stated value $100 per share, par value $.001, 67,361 shares authorized, 35,750 and 0 shares issued and outstanding, respectively	1,269,511	-	-	1,269,511
Common stock, par value $.025, 75,000,000 shares authorized, 14,658,979 and 1,712,471 shares issued and 6,932,744 and 14,647,749 shares outstanding, respectively	429,299	-	-	429,299
Common stock to be issued	39,479	-	-	39,479
Treasury stock, at cost, 11,500 shares	(224,250)	-	-	(224,250)
Additional paid in capital	65,539,399	18,002,180	-	83,541,579
Accumulated deficit	(88,247,178)	(367,326)	(37,856)	(88,652,360)
Total Attis Industries Inc. shareholders’ deficit	(21,193,740)	17,634,854	(37,856)	(3,596,742)
Noncontrolling Interest	3,463,366	-	-	3,463,366
Total shareholders’ equity (deficit)	(17,730,374)	17,634,854	(37,856)	(133,376)
Total liabilities and shareholders’ equity (deficit)	$124,737,283	$17,634,854	$(37,856)	$142,334,281

The accompanying notes are an integral part of these consolidated financial statements.

ATTIS INDUSTRIES AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2018

	Attis Industries	Flux Carbon LLC et al	Pro Forma Adjustments		Pro Forma Combined
Revenue
Services	$788,218				$788,218
Total revenue	788,218				788,218
Cost and expenses:
Operating	856,490				856,490
Depreciation and amortization	717,231				717,231
Impairment expense	432,480				432,480
Selling, general and administrative	3,609,142	490			3,609,632

Total cost and expenses	5,615,343				5,615,343

Other income (expenses):
Unrealized loss on change in fair value of derivative and other fair value liabilities	2,316,360	-		-	2,316,360
Unrealized gain from change in fair value of contingent consideration	27,290	-		-	27,290
Gain on extinguishment of debt	-	-		-
Loss on equity method investment	--	-		(37,856)	(37,856)
Interest income	1,892	-		-	1,892
Interest expense	(301,729)	-		-	(301,729
Total other income (expenses)	2,043,813	-		(37,856)	(2,005,957)
Loss before income taxes	(2,783,312)	(490)		(37,856)	(2,821,1658)
Provision for income taxes	-	-		-	-
Loss from continuing operations	$(2,783,312)	$(490)		$(37,856)	$(2,821,658)
Discontinued Operations, net of tax Loss from operations of discontinued operations	$(544,145)	$-		$-	$(544,145)
Consolidated Net Loss	$(3,327,457)	$(490)		$(37,856)	$(3,365,803)
Net income attributable to noncontrolling interest	$(141,872)	$-		$-	$(141,872)
Net loss available to common shareholders	$(3,185,585)	$(490)		$(37,856)	$(3,223,931)
Deemed dividend related to beneficial conversion feature and accretion of a discount on Series C Preferred Stock	$--	$-		$-	$--
Deemed dividend related to Series A and B warrants down round provisions	$(9,648)	$-		$-	$(9,648)
Deemed dividend related to issuance of Series D and E warrants down round provisions	$(234,912)	$-		$-	$(234,912)
Deemed dividend related to extinguishment of Series D and E Preferred Stock	$(2,626,873)	$-		$-	$(2,626,873)
Deemed dividend related to conversion of Series D Preferred Stock	(212,230)				(212,230)
Deemed dividend related to conversion of Series E Preferred Stock	$(386,978)	$-		$-	$(386,978)
Stock dividend related to issuance of Series F Preferred Stock	$(4,214,073)	$-		$-	$(4,214,073)
Net loss attributable to common stockholders	$(10,870,299)	$(490)		$(37,856)	$(10,908,645)

Earnings per common share (basic and diluted):
Loss from continuing operations	(0.60)	-			(0.60)
Loss from discontinued operations	(0.03)	-			(0.03)
Net loss per common share	$(0.63)	$-	$		$(0.63)

Weighted average number of shares outstanding
(Basic and Diluted)	17,358,891	-			17,358,891

The accompanying notes are an integral part of these consolidated financial statements.

PRO FORMA ADJUSTMENTS

The financial statements included herein present the effect on Attis Industries Inc. as if the FLUX Carbon LLC acquisition had occurred on January 3, 2017 (inception) rather than the actual purchase date of May 25, 2018.

For the year ended December 31, 2017 the effect would have been a net increase in intangible assets of $17,634,854, an increase in notes receivable – long term of $10,000,00, an increase in Additional Paid in Capital of $28,002,090, and an increase in expenses of $490 of SG&A costs, plus $365,146, which represents the allocable equity method investment loss in Genarex FD, LLC.

For the three months ended March 31, 2018 the effect would have been an increase in expenses of $490 of SG&A costs, plus $37,856, which represents the allocable equity method investment loss in Genarex FD, LLC.

Other than adjustments listed above there are no other material pro forma effects related to the FLUX Carbon, LLC acquisition.